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                                                                EXHIBIT 10.4

             AMENDED AND RESTATED SECURITY AGREEMENT AND ASSIGNMENT
               OF CONTRACTUAL AGREEMENTS AFFECTING REAL ESTATE

      THIS AMENDED AND RESTATED SECURITY AGREEMENT AND ASSIGNMENT OF CONTRACTUAL AGREEMENTS AFFECTING REAL ESTATE (this "Restated Security Agreement"), is made as of the 28th day of May, 2003, by PRESIDENT BROADWATER HOTEL, L.L.C., a Mississippi limited liability company ("Assignor") in favor of LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Assignee").

                          STATEMENT OF BACKGROUND

      A. As of July 22, 1997, Assignee made a loan to Assignor in the original principal amount of $30,000,000.00 (the "Existing Loan") for the purpose of financing the acquisition of a beach hotel, golf course, and marina complex known as Broadwater Beach Resort located in Biloxi, Harrison County, Mississippi (i.e., the Property as more particularly described hereinbelow). The Existing Loan is evidenced by that certain Promissory Note, dated as of July 22, 1997, executed by Assignor payable to the order of Assignee in the original principal amount of Thirty Million and No/100 Dollars ($30,000,000.00) (the "Existing Note"). The Existing Loan is secured by, among other things: (i) that certain Deed of Trust, Security Agreement, and Fixture Filing, dated as of July 22, 1997, executed by Assignor in favor of Steven M. Hendrix, Esq., as Trustee, for the benefit of Assignee, and recorded on July 24, 1997, as Document No. 97-3567 in the Office of the Chancery Clerk, Second Judicial District, Harrison County, Mississippi, encumbering, inter alia, the Property (the "Existing Deed of Trust"); (ii) that certain Assignment of Leases and Rents, dated as of July 22, 1997, executed by Assignor, as assignor, in favor of Lender, as assignee, and recorded on July 24, 1997, as Document No. 97-3568 in the aforesaid records (the "Existing Lease Assignment"); and (iii) that certain Security Agreement and Assignment of Contractual Agreements Affecting Real Estate, dated as July 22, 1997, executed by Assignor, as assignor, and Assignee, as assignee (the "Existing Security Agreement"). As additional security for the Existing Loan, (i) Assignor and Assignee executed that certain Security Agreement and Lockbox Agreement, dated as of July 22, 1997 (the "Existing Lockbox Agreement"), and (ii) President Casinos, Inc., a Delaware corporation ("PCI"), and The President Riverboat Casino-Mississippi, Inc., a Mississippi corporation ("PRCM"; PCI and PRCM are referred to herein collectively as the "Indemnitors"), executed (a) that certain Indemnity and Guaranty Agreement, dated as of July 22, 1997, in favor of Assignee (the "Guaranty Agreement"), and (b) together with Assignor, that certain Indemnity Agreement, dated as of July 22, 1997, in favor of Assignee with respect to any hazardous materials on, in, under, or otherwise affecting the Property (the "Hazardous Materials Indemnity"). In connection with the Existing Loan, PCI also executed that certain Unconditional Guaranty of Lease Obligations, dated as of July 22, 1997, in favor of Assignee (the "Sublease Guaranty"). The Guaranty Agreement, the Hazardous Materials Indemnity, and the Sublease Guaranty are herein referred to collectively as the "Indemnities". The Existing Note, the Existing Deed of Trust, the Existing Lease Assignment, the Existing Security Agreement, the Existing Lockbox Agreement, the Indemnities, and any and all other documents evidencing, securing, guarantying, or otherwise relating to the Existing Loan are hereinafter referred to collectively as the "Existing Loan Documents."

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      B. The Existing Loan matured on July 22, 2000, without payment in full by Assignor. On April 19, 2001, Assignor filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Mississippi (Southern Division) (the "Bankruptcy Court"), commencing that case styled In re President Broadwater Hotel, L.L.C., Case No. 01-52168-SEG (the
"Bankruptcy Case"). On October 16, 2002, Assignor filed a Debtor's Plan of Reorganization in the Bankruptcy Case and subsequently on February 28, 2003, filed certain modifications as to Debtor's Plan of Reorganization (such plan as modified being herein referred to as the "Plan"). On May 14, 2003, the Bankruptcy Court entered its Confirmation Order (the "Confirmation Order") in the Bankruptcy Case confirming the Plan and pursuant to which, among other terms and provisions of the such Confirmation Order, the Existing Loan will be amended and restated (as amended and restated, the "Restated Loan") by the execution and delivery of this Restated Security Agreement, and the execution and delivery of (i) certain other documents and instruments amending and restating certain of the other Existing Loan Documents, including, without limitation, that certain Amended and Restated Promissory Note, of even date herewith, in the original principal amount of FORTY-FIVE MILLION FOUR HUNDRED TWENTY-NINE THOUSAND FOUR HUNDRED SEVENTY-NINE & 12/100 DOLLARS ($45,429,479.12), as agreed to and approved by Assignee (together with all renewals, amendments, supplements, restatements, extensions, and modifications thereof and thereto, the "Restated Note"), and that certain Amended and Restated Deed of Trust, Security Agreement and Fixture Filing, of even date herewith, executed and delivered by Assignor in favor of Stephen W. Rosenblatt, Esq., as Trustee, for the benefit of Assignee, and agreed to and approved by Assignee pursuant to the Confirmation Order (the "Restated Deed of Trust"), conveying Assignor's interest in certain real property located in Harrison County, Mississippi, which real property is more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Land") and the improvements located or to be constructed thereon (the "Improvements"; the Land and the Improvements are hereinafter collectively referred to as the "Property"), and (ii) certain other documents, all in accordance with and pursuant to the Plan and the Confirmation Order (this Restated Security Agreement, together with any and all other instruments and agreements now or hereafter evidencing, securing, guarantying, or otherwise relating to the Restated Loan, and all renewals, extensions, consolidations, restatements, and other modifications of the foregoing are herein collectively referred to as the "Restated Loan Documents").

      C. Accordingly, this Restated Security Agreement is and shall constitute the amendment and restatement of the Existing Security Agreement required by, and to be executed and delivered in accordance with, the Confirmation Order and the Plan.

      NOW, THEREFORE, in consideration of the making of the Restated Loan by Assignee and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

      ASSIGNOR DOES HEREBY GRANT A SECURITY INTEREST IN AND SELLS, ASSIGNS, TRANSFERS, SETS-OVER AND PLEDGES TO ASSIGNEE, ALL OF ASSIGNOR'S RIGHT, TITLE AND INTEREST (INDIVIDUALLY OR COLLECTIVELY) DIRECT OR INDIRECT, IF ANY, IN AND TO:

          a. All contracts and agreements now or hereafter entered into relating to any part of the Land or the Improvements or any other portion of the Property including, without limitation, to the extent assignable, that certain Redemption Agreement between Assignor, as purchaser, and J. Edward Connelly Associates, Inc., a Pennsylvania corporation, as seller (collectively, the "Contracts") and all revenue, income and other benefits

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thereof, including, without limitation, assignable management agreements, franchise agreements, service contracts, maintenance contracts, equipment leases, personal property leases, agreements relating to collection of receivables or the use of customer lists or other information, and any contracts or documents relating to construction on any part of the Land or the Improvements or other portions of the Property (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Land or the Improvements;

          b. Copyrights, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Land or the Improvements, all names by which the Land or the Improvements may be operated or known, including the names Broadwater Beach Hotel and Resort, Broadwater Tower, Broadwater Beach Hotel and Resort Marina and Sun Golf Course, all rights to carry on business under such names, and all rights, interest and privileges which Assignor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Land or the Improvements), and all customer lists, other lists and business information relating in any way to the Land, the Improvements, other portions of the Property or the use thereof;
          c. All assignable water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Land or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Land or the Improvements (the personal property described in the preceding clauses a., b., and c. are collectively referred to herein as the "Collateral").

      PROVIDED, HOWEVER, that Assignor agrees that Assignee, by its acceptance hereof, shall not be required to assume any obligation or duty to perform any of the terms, covenants, conditions and agreements of Assignor pursuant to the Collateral.

      1. Assignor hereby authorizes Assignee to exercise any and all rights and remedies of Assignee provided to Assignee under the Restated Security Instrument, and to demand, receive and enforce Assignor's rights with respect to the Collateral, to give appropriate receipts, releases and satisfactions for and on behalf of Assignee and to do any and all acts in the names of Assignor or Assignee, with the same force and effect as Assignor could do if this Restated Security Agreement had not been made; such rights to be exercisable only after the occurrence of a default under any of the Restated Loan Documents and the expiration of any applicable grace or cure period.

      2. Assignor agrees to execute such other and further documents which may be reasonably necessary and required to satisfy and fulfill the intent and purposes set forth herein and to cause any third party contractors who may be engaged in connection with the construction of the Improvements, including, without limitation, architects, engineers and contractors, to execute consents and acknowledgments to this Restated Security Agreement in form reasonably satisfactory to Lender.

      3. Assignee, by its acceptance hereof, agrees that it will not exercise any of its rights hereunder until the occurrence of a default under any of the Restated Loan Documents and the expiration of any applicable grace or cure period, and Assignor agrees that any other party to Collateral may conclusively rely on written advice from Assignee with respect to the exercise of its rights hereunder. Until such time as any such default exists or

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occurs, Assignor shall have and may exercise any and all rights and interests of Assignor in respect of the Collateral to the full extent permitted hereby, notwithstanding the security interest in the Collateral granted to Assignee pursuant hereto.

      4. Assignor agrees that no action by Assignee, or the legal owner and holder of the Restated Note, pursuant to this Restated Security Agreement, is intended to affect or limit, nor shall the same be construed as affecting or limiting, in any way, the rights of Assignee or the legal owner and holder of the Restated Note to exercise the remedies available to it pursuant to the Restated Loan Documents, including foreclosure proceedings, and in the event of any conflict between the terms and conditions of the other Restated Loan Documents and the terms and conditions of this Restated Security Agreement, the terms and conditions of the other Restated Loan Documents shall control and prevail.

      5. Nothing contained herein or in the Restated Note or the other Restated Loan Documents shall be deemed to release, affect or impair the obligation of Borrower under the Restated Loan Documents or the rights of Assignee to enforce its remedies pursuant hereto and to the Restated Note and the other Restated Loan Documents, including, without limitation, the right to pursue any remedy for injunctive or other equitable relief.

      6. Notwithstanding anything to the contrary contained in this Restated Security Agreement, the liability of Assignor and its general partners for the performance of the agreements, covenants and other obligations contained herein and in the Restated Loan Documents shall be limited as set forth in
Section 2.07 of the Restated Note.

      7. This Restated Security Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the substantive laws of the State of Mississippi without giving effect to its principles of choice of law or conflicts of law.

      8. Bankruptcy Covenants, Agreements, Representations, Waivers, and Stipulations. Section 4.35 of the Restated Security Instrument, wherein Assignor, inter alia, waives future rights under the United States Bankruptcy Code, is incorporated herein by this reference in its entirety with the same force and effect as if said Section were set forth herein verbatim.

      9. Amendment and Restatement; Incorporation of Confirmation Order. This Restated Security Agreement amends and restates the Existing Security Agreement in its entirety. This Restated Security Agreement is executed pursuant to the Plan and the Confirmation Order, and the Confirmation Order is incorporated into this Restated Security Agreement by this reference with the same force and effect as if the provisions of the Confirmation Order were set forth verbatim herein.

               [BALANCE OF PAGE IS INTENTIONALLY LEFT BLANK.]

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      IN WITNESS WHEREOF, Assignor has caused this Restated Security
Agreement to be executed under seal on the day and year first above written.

                                     ASSIGNOR:

                     PRESIDENT BROADWATER HOTEL, L.L.C.,
                   a Mississippi limited liability company

                                     By:  Broadwater Hotel, Inc., a
                     Mississippi corporation, as manager

                                     By: /s/ John S. Aylsworth

                                     Name: John S. Aylsworth

                                     Title: President & COO

                                     (CORPORATE SEAL)




      AGREED TO AND APPROVED pursuant to the Confirmation Order as of the day and year first hereinabove written.


                       LEHMAN BROTHERS HOLDINGS INC.,
                                      a Delaware corporation

                                      By: /s/ David S. Broderick

                                      Name: David S. Broderick

                                      Title: Authorized Signatory

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STATE OF MISSOURI
COUNTY OF ST. LOUIS

      Personally appeared before me, the undersigned authority, in and for the said county and state on this 28 day of May, 2003, within my jurisdiction, the within named John S. Aylsworth who acknowledged that he is the President and C.O.O. of Broadwater Hotel, Inc., a Mississippi corporation, manager of PRESIDENT BROADWATER HOTEL, L.L.C., a Mississippi limited liability company, and that for and on behalf of in said corporation and its act and deed and as the act and deed of said limited liability company, he executed the above and foregoing instrument, after having first been duly authorized by said corporation so to do.

                                     /s/ Melinda L. Noelke
                                     NOTARY PUBLIC

                                     My Commission Expires:
                                     Jan. 1, 2004

                                     (NOTARY SEAL)



STATE OF NEW YORK
COUNTY OF NEW YORK

      Personally appeared before me, the undersigned authority, in and for the said county and state on this 27 day of May, 2003, within my jurisdiction, the within named David S. Broderick who acknowledged that he is the Authorized Signatory for Lehman Brothers Holdings Inc., a Delaware corporation, and that for and on behalf of in said corporation and its act and deed and as the act and deed of said corporation, he executed the above and foregoing instrument, after having first been duly authorized by said corporation so to do.

                                       /s/ Saleenah Callaway
                                       NOTARY PUBLIC

                                       My Commission Expires:
                                       Sept. 18, 2006

                                       (NOTARY SEAL)

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